                                   EXHIBIT 21

                  SUBSIDIARIES OF TCI/LIBERTY HOLDING COMPANY

     The attached lists the subsidiaries of Tele-Communications, Inc. and Liberty Media Corporation, which upon the consummation of the proposed merger, will constitute the subsidiaries of TCI/Liberty Holding Company.

                                   EXHIBIT 21

     A table of the subsidiaries of the Tele-Communications, Inc. as of June 13, 1994, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization ("org.") and the names under which such subsidiaries do business ("d/b/a"). Subsidiaries not included in the table are inactive and, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
1ST CABLEVISION, INC. .............................
2ND CABLEVISION OF
  KNOXVILLE, INC. .................................
ALABAMA CABLE T.V., INC. ..........................  AL
AMERICAN CABLE OF REDLANDS JOINT VENTURE...........  CO
AMERICAN CABLE TV INVESTORS 2......................  CA
AMERICAN CABLE TV INVESTORS 3......................  CA
AMERICAN CABLE TV
  INVESTORS 4, LTD.................................  CO          SUN CABLEVISION
AMERICAN CABLE TV
  INVESTORS 5, LTD.................................  CO          AMERICAN CABLE TV OF LOWER DELAWARE
                                                                 AMERICAN CABLE TV OF
                                                                   ST. MARY'S COUNTY
AMERICAN HERITAGE CABLEVISION, INC. ...............  IA
AMERICAN MICROWAVE & COMMUNICATIONS, INC. .........  MI
AMERICAN MOBILE SYSTEMS, INC. .....................  DE
AMERICAN MOVIE CLASSICS INVESTMENT, INC. ..........  CO
AMERICAN TELEVENTURE CORPORATION...................  CO
AMERICAN TELEVENTURE OF MINERSVILLE, INC. .........  CO
AMERICAN TELEVENTURE OF UTAH, INC. ................  UT
AMERICAN TELEVENTURE WEST, INC. ...................  CO
AMERICAN TELEVENTURE, INC. ........................  UT          TCI OF COLORADO, INC.
AMES CABLEVISION, INC. ............................  IA          TCI OF CENTRAL IOWA
ANDOVER CABLEVISION LTD............................  UK
ANFEL-KABELKOM KABELCOMMUNIKACIOS KFT..............  HUNGARY
ANTARES SATELLITE CORPORATION......................  CO
ARP PARTNERSHIP....................................  DE
ANTARES SATELLITE CORPORATION......................  CO
ARP PARTNERSHIP....................................  DE
ASIA BUSINESS NEWS PTE LIMITED.....................  SINGAPORE
ASSOCIATED COMMUNICATIONS CORPORATION..............  DE
ATHENA CABLEVISION CORPORATION
  OF KNOXVILLE.....................................  TN
ATHENA CABLEVISION OF TENNESSEE AND KENTUCKY,
  INC. ............................................  TN
ATHENA REALTY, INC. ...............................  NV
ATLANTIC AMERICAN CABLEVISION OF FLORIDA, INC. ....  FL          TCI CABLEVISION OF PASCO COUNTY
ATLANTIC AMERICAN CABLEVISION, INC. ...............  DE
ATLANTIC AMERICAN HOLDINGS, INC. ..................  FL
ATLANTIC CABLEVISION OF FLORIDA, INC. .............  FL
AUSTRALIS MEDIA LIMITED............................
AVON CABLE INVESTMENTS LIMITED.....................  UK

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
AVON CABLE JOINT VENTURE...........................  UK
AVON CABLE LIMITED PARTNERSHIP.....................  CO
BATON ROUGE CABLEVISION ASSOCIATES,
  L.P. ............................................  CO
BAY AREA INTERCONNECT..............................  CA          BAY CABLE ADVERTISING
                                                                 BCA
BEAMLINK LIMITED...................................  UK
BEATRICE CABLE TV COMPANY..........................  NE          TCI CABLE OF BEATRICE
BELLEVUE CABLE TELEVISION LIMITED PARTNERSHIP......  NE          TCI CABLE OF THE MIDLANDS
BELLEVUE CABLE TELEVISION OPERATORS, INC. .........  NE          BELLEVUE CABLE TELEVISION COMPANY
                                                                 TCI CABLE OF THE MIDLANDS
BELLEVUE CABLEVISION, INC. ........................  DE
BILLINGS TELE-COMMUNICATIONS,
  INC. ............................................  OR
BIRMINGHAM CABLE CORPORATION
  LIMITED..........................................  UK
BIRMINGHAM CABLE LIMITED...........................  UK
BITTEROOT CABLE TV, INC. ..........................  UT          TCI OF COLORADO, INC.
BOB MAGNESS, INC. .................................  WY
BRAVO CLASSIC MOVIES LIMITED.......................  UK
BRENMOR CABLE PARTNERS, L.P. ......................  CA
BRESNAN COMMUNICATIONS COMPANY LIMITED
  PARTNERSHIP......................................  MI
BRIGAND PICTURES, INC. ............................  NY
BROOKHAVEN CABLE TV, INC. .........................  NY          TCI CABLE OF BROOKHAVEN
BROOKINGS CABLEVISION..............................  CO
BROOKSIDE ANTENNA COMPANY..........................  OH
C3W LTD. ..........................................  UK
C3W (MANAGEMENT) LTD. .............................  UK
C3WW LTD. .........................................  UK
CABLE ACCOUNTING, INC. ............................  CO
CABLE ADNET OF PUERTO RICO, INC. ..................  DE          CABLE ADNET
CABLE ADNET PARTNERS...............................  DE          CABLE ADNET
                                                                 HUDSON VALLEY CABLE GROUP
CABLE ADVERTISING PARTNERS.........................  CA          ADLINK
CABLE ALARMS LTD. .................................  UK
CABLE CAMDEN LIMITED...............................  UK
CABLE ENFIELD LIMITED..............................  UK
CABLE GUIDE LIMITED................................  UK
CABLE HACKNEY AND ISLINGTON LIMITED................  UK
CABLE HARRINGEY LIMITED............................  UK
CABLE LONDON PLC...................................  UK
CABLE NETWORK TELEVISION, INC......................  NV
CABLE NORTH (FOURTH DISTRICT) LTD..................  UK
CABLE PROGRAMME PARTNERS (1) LTD...................  UK
CABLE PROGRAMME PARTNERS-1 LIMITED PARTNERSHIP.....  DE
CABLE SHOPPING INVESTMENT, INC. ...................  CO
CABLE SOFT NETWORK CORPORATION.....................  JAPAN
CABLE TELECOM LTD. ................................  UK
CABLE TELEVISION ADVERTISING GROUP, INC. ..........  WY

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
CABLE TELEVISION OF GARY, INC. ....................  IN
CABLENTERTAINMENT-VI-ATLANTIC CITY.................
CABLEPHONE LTD ....................................  UK
CABLETIME, INC. ...................................  CO
CABLEVISION ASSOCIATES OF GARY JOINT VENTURE.......  IN
CABLEVISION IV, LTD. ..............................  IA
CABLEVISION OF ARCADIA/SIERRA MADRE, INC...........  DE
CABLEVISION OF BATON ROUGE, LTD. ..................  CO          UNITED ARTISTS CABLE OF BATON ROUGE
CABLEVISION V, INC. ...............................  IA
CABLEVISION VI, INC. ..............................  IA          TCI CABLEVISION OF THE ROCKIES, INC.
                                                                 TCI OF THE HEARTLANDS
CABLEVISION VII, INC. .............................  IA          TCI CABLEVISION OF THE ROCKIES, INC.
                                                                 TCI OF THE HEARTLANDS
                                                                 TCI OF EASTERN IOWA
CAGUAS/HUMACAO CABLE SYSTEMS ......................  NY
CAPITAL CITY CABLEVISION LIMITED...................  UK
CARDIFF LIQUIDATING PARTNERSHIP....................
CARVER -- SCOTT COUNTY CABLE, INC. ................  MN
CAT PARTNERSHIP....................................  DE
CATV FACILITY CO., INC. ...........................  CO
CENTURY 21 CABLE COMMUNICATIONS LTD. ..............  UK
CHANNEL 64 ACQUISITION, INC. ......................  DE
CHANNEL 64 JOINT VENTURE ..........................  OH
CHICAGO CABLE NETWORK JOINT VENTURE................  IL
CINCINNATI TELEVISION INCORPORATED.................  DE
CLINTON CABLEVISION................................  IA
CLINTON TV CABLE COMPANY, INC......................  IA
COLORADO CABLEVISION COMPANY.......................  CO          TCI OF COLORADO, INC.
COLORADO TERRACE TOWER II
  CORPORATION......................................  CO
COMMENT CABLEVISION TYNESIDE LIMITED...............  UK
COMMUNICATION CAPITAL CORP. .......................  DE          COLORADO COMMUNICATION CAPITAL CORP.
COMMUNICATIONS & CABLE OF CHICAGO, INC. ...........  IL          CHICAGO CABLE TV
COMMUNICATIONS SERVICES, INC. .....................  KS          TCI CABLEVISION OF CENTRAL TEXAS
                                                                 TCI CABLEVISION OF EAST OKLAHOMA
                                                                 TCI CABLEVISION OF NORTH TEXAS
                                                                 TCI CABLEVISION OF NORTHEAST TEXAS
                                                                 TCI CABLEVISION OF OKLAHOMA (CSI), INC.
                                                                 TCI CABLEVISION OF TEXAS (CSI), INC.
                                                                 TCI COMMUNICATIONS SERVICES, INC.
                                                                 TCI OF ARKANSAS
                                                                 TCI OF ARKANSAS (CSI), INC.
                                                                 TCI OF KANSAS (CSI), INC.

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
                                                                 TCI OF LOUISIANA
                                                                 TCI OF LOUISIANA (CSI), INC.
COMMUNITY CABLE TELEVISION.........................  WY          TCI CABLEVISION OF SOUTHWEST TEXAS
                                                                 TCI CABLEVISION OF WEST OAKLAND COUNTY
COMMUNITY REALTY, INC..............................  NV          NEVADA COMMUNITY REALTY, INC.
COMMUNITY TELEVISION
  SYSTEMS, INC.....................................  DE          TCI CABLEVISION OF SOUTH CENTRAL
                                                                   CONNECTICUT
CONSUMER ENTERTAINMENT
  SERVICES, INC....................................  WY
CORK COMMUNICATIONS LTD............................  IRELAND
CORSAIR PICTURES, INC..............................  DE          BRIGAND PICTURES, INC.
COTSWOLD CABLE JOINT VENTURE.......................  UK
COTSWOLD CABLE LIMITED PARTNERSHIP.................  CO
CROYDEN CABLE VENTURE..............................  UK
CRYSTAL PALACE RADIO LIMITED.......................  UK
CRYSTALVISION PRODUCTIONS
  LIMITED..........................................  UK
CRYSTALVISION RADIO LIMITED........................  UK
CRYSTALVISION TEXT SERVICES LIMITED................  UK
CULROSS INVESTMENTS LTD............................  IRELAND
CUSTOM CABLEVENTURE OF COLORADO,
  INC..............................................  CO
DANIELS COMMUNICATIONS PARTNERS LIMITED
  PARTNERSHIP......................................  DE
DANIELS-HAUSER HOLDINGS............................  CO
DAVIS COUNTY CABLEVISION, INC......................  UT
DCP-85, LTD. ......................................  CO
DD CABLE HOLDINGS, INC. ...........................
DD CABLE PARTNERS, L.P. ...........................
DIGITAL DIRECT OF CHICAGO, INC. ...................  IL
DIGITAL DIRECT OF DALLAS, INC. ....................  TX
DIGITAL DIRECT OF PITTSBURGH, INC. ................  PA          PENN ACCESS CORPORATION
DIGITAL DIRECT OF SEATTLE, INC. ...................  WA
DIGITAL DIRECT, INC. ..............................  CO          TCI TELEPHONY, INC.
DIRECT BROADCAST SATELLITE SERVICES, INC. .........  DE
DISCOVERY (UK) LIMITED.............................  UK
DISCOVERY COMMUNICATIONS, INC. ....................  MD
DISCOVERY PROGRAMMING INVESTMENT, INC. ............  CO
DISTRICT CABLEVISION LIMITED PARTNERSHIP...........  DC
DISTRICT CABLEVISION, INC. ........................  DC
DUNDEE CABLE AND SATELLITE LTD. ...................  UK
E! ENTERTAINMENT TELEVISION, INC. .................
EAST ARKANSAS CABLEVISION, INC. ...................  AR          TCI OF ARKANSAS
EAST ARKANSAS INVESTMENTS, INC. ...................  CO
EASTEX MICROWAVE, INC. ............................  TX
ECP HOLDINGS, INC. ................................  OK
EDINBURGH CABLE JOINT VENTURE......................  UK
EDINBURGH CABLE LIMITED PARTNERSHIP................  CO
EDINBURGH CABLEVISION LIMITED......................  UK

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
EIDAK CORPORATION..................................
ELBERT COUNTY CABLE
  PARTNERS, L.P. ..................................  CO          TCI OF COLORADO, INC.
EPG JOINT VENTURE..................................
ESTUARIES CABLE LIMITED PARTNERSHIP................  CO
EUROPEAN BUSINESS NETWORK LTD. ....................  UK
EXECULINES OF THE NORTHWEST,
  INC. ............................................  WA          ENWI
FAB COMMUNICATIONS, INC. ..........................  OK
FAROUDJA RESEARCH ENTERPRISES, INC. ...............
FLEXIMEDIA LTD. ...................................  UK
FLEXODRILLING (HOLDINGS) LTD. .....................  UK
FLEXTECH CHILDREN'S
  CHANNEL LTD. ....................................  UK
FLEXTECH COMMUNICATIONS
  LIMITED..........................................  UK
FLEXTECH DISTRIBUTION LTD. ........................  UK
FLEXTECH IVS LTD. .................................  UK
FLEXTECH MEDIA HOLDINGS LTD. ......................  UK
FLEXTECH-FLEXINVEST LTD. ..........................  UK
FLEXTECH (1992) PLC................................  UK
FLEXTECH PLC.......................................  UK
FOOTHILLS CABLEVISION ASSOCIATES, L.P. ............  CO
FOOTHILLS CABLEVISION, LTD. .......................  CO
FOUR FLAGS CABLE TV................................  MI
FOUR FLAGS CABLEVISION.............................  MI
GENERAL COMMUNICATION, INC. .......................
GENERAL COMMUNICATIONS AND ENTERTAINMENT COMPANY,
  INC. ............................................  DE
GILL BAY INTERCONNECT, INC. .......................  CA
GREATER BIRMINGHAM
  INTERCONNECT.....................................  AL          GBI
GREATER PORTLAND
  INTERCONNECT.....................................  OR
HADJUKABELKOM KABELTELEVIZIO
  KFT..............................................  HUN
HALCYON COMMUNICATIONS LIMITED PARTNERSHIP.........  OK
HALCYON COMMUNICATIONS
  PARTNERS.........................................  OK
HARBOR COMMUNICATIONS JOINT VENTURE................  WA
HAWKEYE COMMUNICATIONS OF CLINTON, INC. ...........  IA
HERITAGE CABLE PARTNERS, INC. .....................  IA
HERITAGE CABLEVISION ASSOCIATES,
  A LIMITED PARTNERSHIP............................  IA          TCI OF MICHIANA
                                                                 TCI OF BEDFORD
                                                                 INDIANA CABLE ADVERTISING
HERITAGE CABLEVISION OF CALIFORNIA,
  INC. ............................................  DE          TCI CABLEVISION OF SAN JOSE
HERITAGE CABLEVISION OF
  COLORADO, INC. ..................................  CO          TCI CABLEVISION OF SOUTHERN
                                                                   COLORADO, INC.
HERITAGE CABLEVISION OF DALLAS, INC. ..............  IA
HERITAGE CABLEVISION OF DELAWARE, INC. ............  DE          TCI CABLEVISION OF NEW CASTLE
                                                                   COUNTY
HERITAGE CABLEVISION OF MAINE II, INC. ............  ME

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
HERITAGE CABLEVISION OF MASSACHUSETTS, INC. .......  MA          TCI CABLEVISION OF ANDOVER
HERITAGE CABLEVISION OF SOUTH EAST MASSACHUSETTS,
  INC. ............................................  MA
HERITAGE CABLEVISION OF TENNESSEE, INC. ...........  TN          TCI OF COLORADO, INC.
HERITAGE CABLEVISION OF TEXAS,
  INC. ............................................  IA          TCI CABLEVISION OF SOUTH TEXAS
HERITAGE CABLEVISION, INC. ........................  IA          TCI OF THE HEARTLANDS
                                                                 TCI OF CENTRAL IOWA
                                                                 TCI OF SOUTHERN IOWA
                                                                 TCI OF NORTHERN IOWA
                                                                 TCI OF EASTERN IOWA
HERITAGE CABLEVISION, INC. ........................  TX
HERITAGE CABLEVUE, INC. ...........................  DE          TCI CABLEVISION OF NEW ENGLAND
HERITAGE COMMUNICATIONS PRODUCTS CORP. ............  IA
HERITAGE COMMUNICATIONS, INC. .....................  IA
HERITAGE INVESTMENTS, INC. ........................  IA
HERITAGE MEDIA CORPORATION.........................
HERITAGE ROC HOLDINGS CORP. .......................  IA
HERITAGE/INDIANA CABLEVISION,
  INC. ............................................  IA
HIERONYMOUS LIMITED................................  UK
HILLCREST CABLEVISION COMPANY......................  OH
HIT ENTERTAINMENT PLC..............................  UK
HKP PARTNERS OF NEW ZEALAND, LIMITED...............  NZL
HOME SHOPPING NETWORK, INC. .......................  CO
HOME SPORTS NETWORK, INC. .........................  CO
HORIZON COMMUNICATIONS LTD. .......................  IRELAND
HORIZON T.V. DISTRIBUTION LTD. ....................  IRELAND
INDEPENDENCE CABLE TV COMPANY......................  MI          TCI CABLEVISION OF OAKLAND
                                                                   COUNTY, INC.
INDEPENDENT WIRELESS CABLE LTD. ...................  IRELAND
INTELLIGENT ELECTRONICS, INC.......................
INTERACTIVE NETWORK, INC. .........................  CA
INTERMEDIA PARTNERS III, L.P. .....................  CA
INTERMEDIA PARTNERS LIMITED PARTNERSHIP............  CA
INTERMEDIA PARTNERS OF
  CAROLINA, L.P. ..................................  CA
INTERMEDIA PARTNERS OF
  MARYLAND, L.P. ..................................  CA
INTERMEDIA PARTNERS OF WEST TENNESSEE, L.P. .......  CA
INTERNATIONAL CABLECASTING TECHNOLOGIES EURPOE
  N.V. ............................................  NETHERLANDS
INTERMEDIA PARTNERS V, L.P. .......................  CA
INTERNATIONAL CABLECASTING TECHNOLOGIES, INC.......
INTERNATIONAL SATELLITE, INC. .....................
INTERNATIONAL TELEMETER CORPORATION................  NV
IONIAN COMMUNICATIONS, L.P. .......................  DE
IOWA VENTURE CAPITAL FUND LIMITED PARTNERSHIP......
IR-TCI PARTNERS IV, L.P. ..........................  CO
IR-TCI PARTNERS V, L.P. ...........................  CO

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
IR-TCI PARTNERS II, L.P. ..........................  CA
IR-TCI PARTNERS III, L.P. .........................  CA
IVS CABLE HOLDINGS LTD. ...........................  UK
IVS CABLE SERVICES LTD. ...........................  UK
JERSEY CABLE LTD. .................................  UK
KABELKOM-DUNAUJVAROS KABELCOMMUNIKACIOS KFT........  HUNGARY
KABELKOM-SZGED KABELCOMMUNIKACIOS KFT..............  HUNGARY
KABELKOM-VESZPREM KABELCOMMUNIKACIOS KFT...........  HUNGARY
KABELCOM HOLDING CO. ..............................  DE
KABELCOM KABELTELEVIZIO KFT........................  HUN
KABELCOM MANAGEMENT CO. ...........................  DE
KABELKOM NYIREGHYAZA KABELCOMMUNIKACIOS KFT........  HUNGARY
KABELKOM SZEKESFEHERVAR KABELCOMMUNIKACIOS KFT.....  HUNGARY
KANAL 2 A/S........................................  NORWAY
KAUAI CABLEVISION..................................  HI
KENNIV SECURITIES..................................  HUNGARY
KIDS ARE PEOPLE TOO................................
KINGDOM CABLEVISION LTD. ..........................  UK
KNOX CABLE T.V., INC. .............................  TN
KTMA HOLDING CORP..................................
KTMA-TV INC. ......................................  TX
LASALLE TELECOMMUNICATIONS, INC. ..................  IL          CHICAGO CABLE TV-IV
L-TCI ASSOCIATES...................................  DE
LAWRENCE COUNTY CABLE PARTNERS.....................  CO
LIBERTY BROADCASTING, INC. ........................  OR
LIBERTY MEDIA CORPORATION..........................  DE
LIBERTY OF NORTHERN INDIANA, INC. .................  DE
LIBERTY-CSI, INC. .................................  CO
LONDON INTERCONNECT LTD. ..........................  UK
LONDON SOUTH CABLE PARTNERSHIP.....................  CO
LVO CABLE PROPERTIES, INC. ........................  OK
LVOC MANAGEMENT, INC. .............................  OK
MATERIALS HANDLING SERVICES, INC. .................  CO          WESTERN COMMUNICATIONS
                                                                   MATERIALS HANDLING
                                                                   SERVICES, INC.
MATRIX-VISION OF LOUDON COUNTY, INC. ..............
MCNS HOLDINGS, L.P. ...............................  NY
MELANIE CABLE PARTNERS, L.P. ......................
MELITA CABLE HOLDINGS LTD. ........................  MALTA
MELITA PARTNERSHIP.................................  CO
MELITA CABLE TV LTD. ..............................  MALTA
METRO NETWORK LTD. ................................  UK
METRO NETWORK (HOUNSLOW) LTD. .....................  UK
METRO NETWORK (HILLINGDON) LTD. ...................  UK
MIAMI TELE-COMMUNICATIONS, INC. ...................  FL
MICRO-RELAY, INC. .................................  MD
MICROBAND UNITED CORPORATION.......................  DE
MICROUNITY SYSTEMS ENGINEERING, INC. ..............
MICROWAVE DISTRIBUTION SYSTEMS LTD. ...............  IRELAND

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
MID-KANSAS, INC. ..................................  KS
MIDDLESEX CABLE LIMITED............................  UK
MILBANK-GRANT COUNTY DEVELOPMENT CORPORATION.......  SD
MILE HI CABLE PARTNERS, L.P. ......................  CO
MISSISSIPPI CABLEVISION, INC. .....................  MS          TCI OF NORTH MISSISSIPPI
MOONLIGHT BOWL, INC. ..............................  CA
MOUNTAIN CABLE NETWORK, INC. ......................  NV          MOUNTAIN CABLE ADVERTISING
MOUNTAIN STATES GENERAL
  PARTNER CO. .....................................  CO
MOUNTAIN STATES LIMITED
  PARTNER CO. .....................................  CO
MOUNTAIN STATES VIDEO..............................  CO          TCI OF COLORADO, INC.
MOUNTAIN STATES VIDEO COMMUNICATIONS CO., INC. ....  CO          TCI OF COLORADO, INC.
MOUNTAIN STATES VIDEO, INC. .......................  CO          TCI OF COLORADO, INC.
MSV SUBSIDIARY, INC. ..............................  CO
MT VENTURE I.......................................  TX
MUSKEGON CABLE TV CO. .............................  MI          TCI CABLEVISION OF GREATER
                                                                   MICHIGAN, INC.
NARRAGANSETT CABLEVISION CORPORATION...............  RI          HERITAGE CABLEVISION OF
                                                                   NARRAGANSETT
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P. .......  DE
NETLINK INTERNATIONAL, INC. .......................  CO
NETLINK USA........................................  CO
NETWORK 021 LTD. ..................................  UK
NEWPORT NEWS CABLEVISION ASSOCIATES, L.P. .........  CO
NEWPORT NEWS CABLEVISION, LTD. ....................  CO          UNITED ARTISTS CABLE OF NEWPORT NEWS
NHT PARTNERSHIP....................................  NY
NORKABEL A/S.......................................  NORWAY
NORKABEL GROUPEN A/S...............................  NORWAY
NORTH LONDON CHANNEL LTD. .........................  UK
NORTHERN VIDEO, INC. ..............................  MN          TCI OF CENTRAL MINNESOTA
NORTHWEST CABLE ADVERTISING........................  NY
NORTHWEST ILLINOIS CABLE CORPORATION...............  DE
NORTHWEST ILLINOIS TV CABLE CO. ...................  DE          TCI CABLEVISION OF
                                                                   GALESBURG/MONMOUTH
NORTHWEST ILLINOIS TV CABLE COMPANY................  IL
NORTHWEST NETWORK COMMUNICATIONS, INC. ............  NV
NUCABLE RESOURCES CORPORATION......................
OHIO CABLEVISION NETWORK, INC. ....................  IA          TCI CABLEVISION OF NORTHWESTERN OHIO
OSLO KABELANLAGG A/S...............................  NORWAY
OSCAR I CORPORATION................................
OTTUMWA CABLEVISION, INC. .........................  IA          TCI OF SOUTHERN IOWA
OXFORD CABLE SERVICES LTD. ........................  UK
PACIFIC MICROWAVE JOINT VENTURE....................  CA
PERTH CABLE TELEVISION LTD. .......................  UK
PENNSYLVANIA EDUCATIONAL COMMUNICATIONS SYSTEMS....  PA
PESCI KABELTELEVIZIO KFT...........................  HUN
PITTSBURG CABLE TV, INC. ..........................  KS          TCI OF PITTSBURG

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
PREVIEW MAGAZINE CORPORATION.......................  NY
PRIME TIME TONIGHT, INC. ..........................  DE
PRIMESTAR PARTNERS L.P. ...........................  DE
PRINCES HOLDINGS LTD. .............................  IRE
PUBLIC CABLE COMPANY...............................  ME
QE+ LTD. ..........................................  CO
QVC INVESTMENT, INC. ..............................  CO
QVC NETWORK, INC. .................................  DE
RANDOM ACCESS, INC. ...............................
REISS MEDIA ENTERPRISES, INC.......................  DE
REPUBLIC PICTURES TELEVISION.......................  DE
ROBERT FULK, LTD. .................................  DE
ROBIN CABLE SYSTEMS II, INC. ......................  NV
ROBIN CABLE SYSTEMS II, L.P. ......................  CA
ROBIN CABLE SYSTEMS OF TUCSON......................  AZ
ROBIN CABLE SYSTEMS, L.P. .........................  CA
ROBIN MEDIA GROUP, INC. ...........................  NV
ROCKY MOUNTAIN LEONARD VS
  HEARNS II, JOINT VENTURE.........................  CO
ROCKY MOUNTAIN PRIME SPORTS NETWORK................  CO
ROCKY MOUNTAIN SPORTS AND LIFESTYLE CHANNEL,
  INC. ............................................  DE
RTV ASSOCIATES, L.P. ..............................  DE
RUTI-SWEETWATER, INC. .............................  UT
S/D CABLE PARTNERS, LTD. CO........................  CO          TCI CABLEVISION
                                                                   OF PRINCETON, L.P.
                                                                 TCI CABLEVISION OF
                                                                   ROCK FALLS, L.P.
SAGUARO CABLE TELEVISION INVESTORS LIMITED
  PARTNERSHIP......................................  CO
SAN LEANDRO CABLE TELEVISION, INC. ................  CA          TCI CABLEVISION OF HAYWARD
SANTA FE CABLEVISION CO. ..........................  NM
SANTA FE CABLEVISION COMPANY.......................  NM          TCI CABLEVISION OF SANTA FE
SATELLITE SERVICES OF PUERTO RICO, INC. ...........  DE
SATELLITE SERVICES, INC. ..........................  DE
SCC PROGRAMS, INC. ................................  IL
SCD INVEST AB......................................  SWE
SCOTCABLE (CUMBERNAULD) LTD. ......................  UK
SCOTCABLE (DUMBARTON) LTD. ........................  UK
SCOTCABLE (MOTHERWELL) LTD. .......................  UK
SEMAPHORE PARTNERS.................................  CO
SHELTER RESOURCES CORP. ...........................
SILLERMAN-MAGEE COMMUNICATIONS MANAGEMENT
  CORPORATION......................................
SILVER SCREEN PARTNERS, L.P. ......................
SILVER SPUR LAND AND CATTLE CO. ...................  WY          SILVER SPUR RANCH
SKY NETWORK TELEVISION, LIMITED....................  NZL
SKYVIEW TV, INC. ..................................  MT
SONIC COMMUNICATIONS SAN LUIS OBISPO AND SANTA
  CRUZ.............................................  CA
SONIC PARTNERS, L.P. ..............................  CA
SOUTH CHICAGO CABLE, INC. .........................  IL          CHICAGO CABLE TV-V
SOUTH FLORIDA CABLE ADVERTISING....................  FL
SOUTHEAST CABLE LTD. ..............................  UK

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
SOUTHWEST CABLEVISION ASSOCIATES, L.P. ............  CO
SOUTHWEST CABLEVISION, LTD. .......................  CO
SOUTHWEST WASHINGTON CABLE, INC. ..................  WA
SSI 2, INC. .......................................  NV
ST. LOUIS TELE-COMMUNICATIONS, INC. ...............  MO          TCI CABLEVISION OF ST. LOUIS
STARSTREAM LIMITED.................................  UK
STT VIDEO PARTNERS, L.P. ..........................
SVHH CABLE ACQUISITIONS, L.P. .....................  DE
SWEDEN CABLE & DISH AB.............................  SWE
SYRACUSE HILTON HEAD HOLDINGS, L.P. ...............  DE
TAMPA BAY INTERCONNECT.............................  FL          TBI
TAYSIDE CABLE SYSTEMS LTD. ........................  UK
TCG CHICAGO........................................  NY
TCG CONNECTICUT....................................  NY
TCG DALLAS.........................................  NY
TCG DETROIT........................................  NY
TCG ILLINOIS.......................................  NY
TCG LOS ANGELES....................................  NY
TCG PARTNERS.......................................  NY
TCG PHOENIX........................................  NY
TCG PITTSBURGH.....................................  NY
TCG SAN FRANCISCO..................................  NY
TCG SEATTLE........................................  NY
TCG SOUTH FLORIDA..................................  NY
TCI BATON ROUGE VENTURES, INC. ....................  CO
TCI CABLE EDUCATION, INC. .........................  CO
TCI CABLE MANAGEMENT CORPORATION...................  CO
TCI CABLE PROGRAMME PARTNERS, INC. ................  CO
TCI CABLEVISION ASSOCIATES, INC. ..................  DE
TCI CABLEVISION OF ALABAMA, INC. ..................  AL
TCI CABLEVISION OF ARIZONA, INC. ..................  AZ
TCI CABLEVISION OF BAKER/ZACHARY, INC. ............  DE          TCI OF LOUISIANA
TCI CABLEVISION OF CALIFORNIA, INC. ...............  CA
TCI CABLEVISION OF CANON CITY, LTD. ...............  CO
TCI CABLEVISION OF COLORADO, INC. .................  CO          TCI OF COLORADO, INC.
TCI CABLEVISION OF DALLAS, INC. ...................  TX
TCI CABLEVISION OF FLORIDA, INC. ..................  FL          TCI OF COLORADO, INC.
TCI CABLEVISION OF GEORGIA, INC. ..................  GA
TCI CABLEVISION OF GREAT FALLS, INC. ..............  DE
TCI CABLEVISION OF IDAHO, INC. ....................  ID
TCI CABLEVISION OF KENTUCKY, INC. .................  KY          INDIANA CABLE ADVERTISING
TCI CABLEVISION OF KIOWA, INC. ....................  CO
TCI CABLEVISION OF LEESVILLE, INC. ................  DE
TCI CABLEVISION OF MARYLAND, INC. .................  MD
TCI CABLEVISION OF MASSACHUSETTS, INC. ............  MA
TCI CABLEVISION OF MICHIGAN, INC. .................  MI          MICHIGAN CABLE ADVERTISING
TCI CABLEVISION OF MINNESOTA, INC. ................  MN          TCI OF MINNESOTA
TCI CABLEVISION OF MISSOURI, INC. .................  MO
TCI CABLEVISION OF MONTANA, INC. ..................  MT
TCI CABLEVISION OF NEBRASKA, INC. .................  NE
TCI CABLEVISION OF NEVADA, INC. ...................  NV
TCI CABLEVISION OF NEW HAMPSHIRE, INC. ............  NH
TCI CABLEVISION OF NEW MEXICO, INC. ...............  NM

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
TCI CABLEVISION OF NORTH CAROLINA,
  INC. ............................................  NC
TCI CABLEVISION OF NORTH CENTRAL KENTUCKY, INC. ...  KY
TCI CABLEVISION OF OHIO, INC. .....................  OH          NORTHEAST TELEVISION ADVERTISING
TCI CABLEVISION OF OKANOGAN VALLEY, INC. ..........  WA
TCI CABLEVISION OF OKLAHOMA, INC. .................  OK
TCI CABLEVISION OF OREGON, INC. ...................  OR
TCI CABLEVISION OF PASCO COUNTY....................  FL
TCI CABLEVISION OF PINELLAS COUNTY,
  INC. ............................................  FL
TCI CABLEVISION OF PUERTO RICO, INC. ..............  DE
TCI CABLEVISION OF SOUTH DAKOTA, INC. .............  SD
TCI CABLEVISION OF SOUTHWEST WASHINGTON, INC. .....  WA
TCI CABLEVISION OF ST. BERNARD,
  INC. ............................................  LA          TCI OF LOUISIANA
TCI CABLEVISION OF TEXAS, INC. ....................  TX
TCI CABLEVISION OF TUCSON/SIERRA VISTA, INC. ......  CO
TCI CABLEVISION OF TWIN CITIES,
  INC. ............................................  WA
TCI CABLEVISION OF UTAH, INC. .....................  UT
TCI CABLEVISION OF VERMONT, INC. ..................  DE
TCI CABLEVISION OF WASHINGTON,
  INC. ............................................  WA          PACCOM
TCI CABLEVISION OF WISCONSIN, INC. ................  WI
TCI CABLEVISION OF WYOMING, INC. ..................  WY
TCI CABLEVISION OF YAKIMA VALLEY, INC. ............  WA
TCI CABLEVISION OF YAKIMA, INC. ...................  WA
TCI CENTRAL, INC. .................................  DE
TCI CablePCS, INC. ................................  CO
TCI CablePhone, INC. ..............................  CO
TCI DEVELOPMENT CORPORATION .......................  CO
TCI EAST, INC. ....................................  DE
TCI FLEET SERVICES, INC. ..........................  CO
TCI GREAT LAKES, INC. .............................  DE
TCI HOLDINGS II, INC. .............................  CO
TCI HOLDINGS, INC. ................................  CO
TCI INVESTMENTS, INC. .............................  CO
TCI IP, INC. ......................................  DE
TCI K-1, INC. .....................................  CO
TCI LIBERTY, INC. .................................  DE
TCI MERGERCO, INC. ................................  DE
TCI MICROWAVE, INC. ...............................  DE
TCI NEWS, INC. ....................................  CO
TCI NORTH CENTRAL, INC. ...........................  DE
TCI NORTHEAST, INC. ...............................  DE
TCI OF ARKANSAS, INC. .............................  AR
TCI OF AUBURN, INC. ...............................  DE
TCI OF CONNECTICUT, INC. ..........................  CT
TCI OF D.C., INC. .................................  DC
TCI OF DELAWARE, INC. .............................  DE

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
TCI OF GREENSBURG .................................  CO
TCI OF ILLINOIS, INC. .............................  IL          CHICAGO CABLE ADVERTISING
                                                                 ILLINOIS CABLE ADVERTISING
                                                                 TCI CABLEVISION OF DUBUQUE, INC.
TCI OF INDIANA, INC. ..............................  IN          INDIANA CABLE ADVERTISING
TCI OF IOWA, INC. .................................  IA          TCI CABLEVISION OF DUBUQUE, INC.
TCI OF KANSAS, INC. ...............................  KS
TCI OF MAINE, INC. ................................  ME
TCI OF MISSISSIPPI, INC. ..........................  MS
TCI OF NEW JERSEY, INC. ...........................  NV
TCI OF NEW YORK, INC. .............................  NY
TCI OF NORTH CENTRAL KENTUCKY, INC. ...............  KY
TCI OF NORTH DAKOTA, INC...........................  ND
TCI OF NORTHERN NEW JERSEY, INC. ..................  WA          TCI CABLEVISION OF CENTRAL COLORADO
                                                                 TCI CABLEVISION OF NORTHEASTERN OREGON
                                                                 TCI CABLEVISION OF SOUTHEAST WASHINGTON
                                                                 TCI CABLEVISION OF THE TREASURE COAST
                                                                 TCI OF NORTHERN NEW JERSEY
TCI OF PENNSYLVANIA, INC...........................  PA          NORTHEAST TELEVISION ADVERTISING
                                                                 TCI OF CALIFORNIA
TCI OF PR, INC. ...................................  CO
TCI OF PUERTO RICO, INC. ..........................  CO
TCI OF RHODE ISLAND, INC. .........................  RI
TCI OF SEATTLE, INC. ..............................  DE
TCI OF SOUTH CAROLINA, INC. .......................  SC
TCI OF SOUTHERN MAINE, INC. .......................  ME
TCI OF SOUTHERN MINNESOTA, INC. ...................  DE          TCI OF SOUTHERN MINNESOTA
TCI OF TACOMA, INC. ...............................  DE
TCI OF TENNESSEE, INC. ............................  TN
TCI OF THE BLUFFLANDS, INC. .......................  DE          TCI CABLE OF LA CROSSE
                                                                 TCI OF SOUTHERN MINNESOTA
TCI OF VIRGINIA, INC. .............................  VA
TCI OF WATERTOWN, INC. ............................  IA
TCI OF WEST VIRGINIA, INC. ........................  WV          NORTHEAST TELEVISION ADVERTISING
TCI OSCAR I, INC. .................................  CO
TCI PACIFIC MICROWAVE, INC. .......................  CO          PACIFIC MICROWAVE
TCI PRIVATE VENTURES, INC. ........................  CO
TCI REALTY INVESTMENTS COMPANY.....................  DE
TCI REQUEST, INC. .................................  CO
TCI SOUTHEAST DIVISIONAL HEADQUARTERS, INC. .......  AL
TCI SOUTHEAST, INC. ...............................  DE
TCI SPORTS.........................................  UT
TCI SPORTS, INC. ..................................  NV
TCI STARZ, INC. ...................................  CO
TCI TECHNOLOGY, INC. ..............................  CO
TCI TELEPORT OF BOSTON, INC. ......................  MA
TCI TELEPORT OF CHICAGO, INC. .....................  IL

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
TCI TELEPORT OF CHICAGO-SWITCH, INC. ..............  IL
TCI TELEPORT OF DALLAS, INC. ......................  TX
TCI TELEPORT OF DETROIT, INC. .....................  MI
TCI TELEPORT OF HARTFORD, INC. ....................  CT
TCI TELEPORT OF HOUSTON, INC. .....................  TX
TCI TELEPORT OF LOS ANGELES, INC. .................  CA
TCI TELEPORT OF MIAMI, INC. .......................  FL
TCI TELEPORT OF PHOENIX, INC. .....................  AZ
TCI TELEPORT OF PITTSBURGH, INC. ..................  PA
TCI TELEPORT OF SAN FRANCISCO,
  INC. ............................................  CA
TCI TELEPORT OF SEATTLE, INC. .....................  WA
TCI TELEPORT OF ST. LOUIS, INC. ...................  MO
TCI TELEPORT PARTNERS, INC. .......................  CO
TCI TELEPORT, INC. ................................  CO
TCI TKR CABLE I, INC. .............................  DE
TCI TKR CABLE II, INC. ............................  DE
TCI TKR CABLE III, INC. ...........................  DE
TCI TKR LIMITED PARTNERSHIP........................  CO
TCI TKR OF ALABAMA, INC. ..........................  DE          TCI OF ALABAMA
TCI TKR OF CENTRAL FLORIDA, INC. ..................  FL          TCI OF CENTRAL FLORIDA
TCI TKR OF DALLAS, INC. ...........................  DE
TCI TKR OF FLORIDA, INC. ..........................  DE
TCI TKR OF GEORGIA, INC. ..........................  DE          TCI OF GEORGIA
TCI TKR OF HOLLYWOOD, INC. ........................  DE          TCI OF HOLLYWOOD
TCI TKR OF HOUSTON, INC. ..........................  TX          TCI CABLEVISION OF HOUSTON
TCI TKR OF JEFFERSON COUNTY, INC. .................  KY          TKR CABLE OF GREATER LOUISVILLE, INC.
TCI TKR OF KENTUCKY, INC. .........................  DE
TCI TKR OF METRO DADE, INC. .......................  DE
TCI TKR OF NORTHERN
  KENTUCKY, INC. ..................................  KY          TKR CABLE OF NORTHERN KENTUCKY, INC.
TCI TKR OF SOUTH DADE, INC. .......................  FL          TCI OF SOUTH DADE
TCI TKR OF SOUTH FLORIDA, INC. ....................  DE          TCI OF SOUTH FLORIDA
TCI TKR OF SOUTHEAST TEXAS, INC. ..................  DE
TCI TKR OF SOUTHERN
  KENTUCKY, INC. ..................................  DE          TKR CABLE OF SOUTHERN KENTUCKY, INC.
TCI TKR OF THE GULF PLAINS, INC. ..................  DE          TCI OF THE GULF PLAINS
TCI TKR OF THE METROPLEX, INC. ....................  TX          TCI CABLEVISION OF THE METROPLEX
TCI TKR OF WYOMING, INC. ..........................  WY
TCI TKR, INC. .....................................  DE
TCI TURNER PREFERRED, INC. ........................  CO
TCI TVRO MANAGEMENT
  CORPORATION......................................  CO
TCI UA I, INC. ....................................  CO
TCI UA, INC. ......................................  DE
TCI VENTURE CAPITAL, INC. .........................  CO
TCI VENTURES FIVE, INC. ...........................  CO
TCI VENTURES FOUR, INC. ...........................  CO
TCI VENTURES, INC. ................................  CO
TCI WEST, INC. ....................................  DE
TCI WOODLANDS VENTURES, INC. ......................  CO

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
TCI-AUSTRALIA, INC. ...............................  CO
TCI-EUROMUSIC, INC. ...............................  CO
TCI-TVGOS, INC. ...................................  CO
TCI-UC, INC. ......................................  DE
TCI/FOX FUNDING PARTNERSHIP........................  NY
TCI/LIBERTY HOLDING COMPANY........................  DE
TCI/US WEST CABLE COMMUNICATIONS GROUP.............  CO
TCI/US WEST CABLE COMMUNICATIONS,
  INC. ............................................  CO
TCI/US WEST PARLIAMENTARY HOLDINGS LTD. ...........  UK
TCID - WW, INC. ...................................  CO
TCID DATA TRANSPORT, INC. .........................  CO
TCID GAMES, INC. ..................................  CO
TCID NETWORKS, INC.................................  DE
TCID OF CARSON, INC................................  CA
TCID OF CHICAGO, INC...............................  IL
TCID OF FLORIDA, INC...............................  FL          TCI CABLEVISION OF PASCO COUNTY
TCID OF MICHIGAN, INC..............................  NV
TCID OF NEW ZEALAND LIMITED........................  NZL
TCID OF PUERTO RICO, INC...........................  NV
TCID OF SOUTH CHICAGO, INC.........................  IL
TCID PARTNERS II, INC..............................  CO
TCID PARTNERS, INC.................................  CO
TCID VIDEO ENTERPRISES, INC........................  CO
TCID VIRTUAL I/O, INC..............................  CO
TCID X*PRESS, INC..................................  CO
TCID, INC..........................................  CO
TCID-COMMERCIAL MUSIC, INC.........................  CO
TCID-ICP III, INC..................................  CO
TCID-IP III, INC...................................  CO
TCID-IP V, INC.....................................  CO
TCID-SVHH, INC.....................................  DE
TCIP, INC..........................................  CO
TELE-COMMUNICATIONS DOMINICANA, INC................  DE
TELE-COMMUNICATIONS OF COLORADO,
  INC..............................................  CO          TCI COLORADO COMMUNITY CABLE TELEVISION,
                                                                   INC.
TELE-COMMUNICATIONS OF SOUTH SUBURBIA, INC.........  IL
TELECABLE NACIONAL, CXA............................  DR
TELECOMMUNICATIONS CABLE SYSTEMS,
  INC..............................................  LA          TCI OF LOUISIANA
TELENOIS, INC......................................  IL
TELEPORT COMMUNICATIONS GROUP INC. ................
TELESTAR-KABELKOM KABELCOMMUNIKACIOS KFT...........  HUNGARY
TELEVENTS GROUP JOINT VENTURE......................  CO          TCI OF CENTRAL IOWA
                                                                 TCI OF EASTERN IOWA
                                                                 TCI OF THE HEARTLANDS
TELEVENTS GROUP, INC...............................  NV
TELEVENTS OF COLORADO, INC.........................  CO
TELEVENTS OF EAST COUNTY, INC......................  WY          TCI CABLEVISION OF EAST COUNTY
TELEVENTS OF FLORIDA, INC..........................  WY

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
TELEVENTS OF POWDER RIVER, INC.....................  WY
TELEVENTS OF SAN JOAQUIN, INC......................  WY          TCI CABLEVISION OF SAN JOAQUIN
TELEVENTS OF WYOMING, INC..........................  WY
TELEVENTS, INC.....................................  NV          TCI CABLEVISION OF CONTRA COSTA COUNTY
TELEVISION CABLE SERVICE, INC. ....................  TX          TCI CABLEVISION OF ABILENE
                                                                 TCI CABLEVISION OF EAST TEXAS
                                                                 TCI CABLEVISION OF PERRYTON
                                                                 TCI CABLEVISION OF WEST TEXAS
TELEWEST COMMUNICATIONS GROUP LTD..................  UK
TELEWEST EUROPE GROUP..............................  CO
TELEWEST LTD.......................................  UK
TELEWEST LTD.......................................  UK
TELLURIDE CABLEVISION, INC. .......................  DE
TEMPO CABLE, INC. .................................  OK          TCI CABLEVISION OF CENTRAL OKLAHOMA, INC.
                                                                 TCI CABLEVISION OF NOCONA
                                                                 TCI CABLEVISION OF OKLAHOMA (TEMPO), INC.
                                                                 TCI CABLEVISION OF TEXAS (TEMPO), INC.
                                                                 TCI OF ARKANSAS (TEMPO), INC.
TEMPO DEVELOPMENT CORPORATION......................  OK
TEMPO ENTERPRISES, INC. ...........................  OK          TEMPO ENTERPRISES, INC. (OF OKLAHOMA)
TEMPO SATELLITE, INC. .............................  OK
TEMPO TELEVISION, INC. ............................  OK
TENNESSEE-KENTUCKY CABLE TV COMPANY................  TN
TEVEL ISRAEL INTERNATIONAL COMMUNICATIONS LTD......  ISR
THE ALPINE TOWER COMPANY...........................  NJ
THE CABLE CORPORATION LIMITED......................  UK
THE CABLE TELEVISION NETWORK OF NEW JERSEY,
  INC. ............................................
THE FASHION CHANNEL NETWORK, INC. .................  DE
THE GREATER CHICAGO CABLE INTERCONNECT.............  IL          GCCI
THE GREATER PHILADELPHIA CABLE INTERCONNECT........  PA          PCA
                                                                 PHILADELPHIA CABLE ADVERTISING
THE HILINE NETWORK.................................  MT
THE PARLIAMENTARY CHANNEL LIMITED..................  UK
THE WOLFDALE CORPORATION...........................  CO
THE WOODLANDS COMMUNICATIONS NETWORK...............  TX          THE WOODLANDS SECURITY COMPANY
TISHDORET ACHZAKOT LTD.............................  ISR
TRANS-MUSKINGUM, INCORPORATED......................  WV
TRI CITIES CABLE TELEVISION COMPANY................  NE
TRI CITIES CABLE TELEVISION OPERATORS..............  NE
TRIBUNE COMPANY CABLE OF MICHIGAN, INC. ...........  DE          TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
TRIBUNE-UNITED CABLE OF OAKLAND COUNTY.............  MI          TCI CABLEVISION OF OAKLAND COUNTY, INC.

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
TSX CORPORATION
TULSA CABLE TELEVISION, INC. ......................  OK          TCI CABLEVISION OF TULSA
TULSA INNOVATION CENTER VENTURE PARTNERS I LIMITED
  PARTNERSHIP......................................
TURNER BROADCASTING SYSTEM, INC. ..................  GA
T.V. SPORTS LTD. ..................................  IRELAND
TYNESIDE CABLE LIMITED PARTNERSHIP.................  CO
UA EUROPEAN THEATRES, INC. ........................  CO
UA THINK, INC. ....................................  CO
UA-COLUMBIA ALPINE TOWER, INC. ....................  NJ
UA-COLUMBIA CABLEVISION OF MASSACHUSETTS, INC. ....  MA          TCI CABLEVISION OF NORTH
                                                                   ATTLEBORO/TAUNTON
UA-COLUMBIA CABLEVISION OF NEW JERSEY, INC. .......  NJ
UA-COLUMBIA CABLEVISION OF WESTCHESTER, INC. ......  NY          TCI OF NORTHERN NEW JERSEY
                                                                 TCI CABLE OF WESTCHESTER
UA-FRANCE, INC. ...................................  CO
UA-UII MANAGEMENT, INC. ...........................  CO
UA-UII, INC. ......................................  CO
UACC MIDWEST, INC. ................................  DE          TCI OF SOUTH MISSISSIPPI
                                                                 TCI CABLEVISION OF ASHEVILLE
                                                                 TCI CABLEVISION OF DECATUR
                                                                 TCI CABLEVISION OF CENTRAL ILLINOIS
                                                                 TCI OF CENTRAL INDIANA
                                                                 TCI OF EVANSVILLE
                                                                 TCI CABLEVISION OF WEST MICHIGAN, INC.
                                                                 TCI CABLEVISION OF MERCED COUNTY
                                                                 TCI CABLEVISION OF SANTA CRUZ COUNTY
                                                                 TCI CABLEVISION OF TRACY
                                                                 TCI CABLEVISION OF VACAVILLE
                                                                 TCI CABLEVISION OF WALNUT CREEK
                                                                 TCI CABLEVISION OF NORTHSHORE
                                                                 INDIANA CABLE ADVERTISING
UAII MERGER CORP...................................  DE
UAII SUB NO. 24, INC. .............................  DE
UAII TURNER INVESTMENT, INC. ......................  CO
UATC MERGER CORP...................................  NY
UCI ENTERPRISES, INC. .............................  CO
UCT AIRCRAFT, INC. ................................  CO
UCT INVESTMENTS (COLORADO), INC. ..................  CO
UCT VIDEO, INC. ...................................  CO
UCT-NETHERLANDS, B.V. .............................  NTH
UCTC LP COMPANY....................................  DE
UCTC OF BALTIMORE, INC. ...........................  DE
UCTC OF LOS ANGELES COUNTY, INC. ..................  DE          TCI CABLEVISION OF LOS ANGELES COUNTY
UII-IRELAND LIMITED LIABILITY COMPANY..............  UT
UII-IRELAND, LTD. .................................  CO

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
UII MANAGEMENT.....................................  CO
UK GOLD BROADCASTING LTD. .........................  UK
UK GOLD SERVICES LTD. .............................  UK
UK GOLD TELEVISION LIMITED.........................  UK
UK LIVING LIMITED..................................  UK
UNITED ADVERTISING NETWORK, INC. ..................  CO
UNITED ARTISTS (CHILDRENS CHANNEL) LIMITED.........  UK
UNITED ARTISTS B. V. ..............................  NTH
UNITED ARTISTS BROADCAST PROPERTIES, INC. .........  DE
UNITED ARTISTS CABLE HOLDINGS, INC. ...............  CO
UNITED ARTISTS CABLE INVESTMENTS, INC. ............  DE
UNITED ARTISTS CABLE TELEVISION AVON, INC. ........  CO
UNITED ARTISTS CABLE TELEVISION COTSWOLDS, INC. ...  CO
UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC. ...  CO
UNITED ARTISTS CABLE TELEVISION ESTUARIES,
  INC. ............................................  CO
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL
  HOLDINGS, INC. ..................................  CO
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL
  INVESTMENTS, INC. ...............................  CO
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL
  LTD. ............................................  UK
UNITED ARTISTS CABLE TELEVISION INTERNATIONAL
  SERVICE COMPANY, INC. ...........................  CO
UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC. ....  CO
UNITED ARTISTS CABLE TELEVISION UK HOLDINGS,
  INC. ............................................  DE
UNITED ARTISTS CABLE TELEVISION-UK, INC. ..........  CO
UNITED ARTISTS CABLESYSTEMS CORPORATION............  DE
UNITED ARTISTS COMMUNICATIONS (AVON) LTD. .........  UK
UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LTD. ....  UK
UNITED ARTISTS COMMUNICATIONS (LONDON SOUTH) PLC...  UK
UNITED ARTISTS COMMUNICATIONS (NOMINEES) LTD. .....  UK
UNITED ARTISTS COMMUNICATIONS (NORTH EAST)
  LIMITED..........................................  UK
UNITED ARTISTS COMMUNICATIONS (NORTH EAST)
  PARTNERSHIP......................................  UK
UNITED ARTISTS COMMUNICATIONS (NORTH THAMES
  ESTUARY) LTD. ...................................  UK
UNITED ARTISTS COMMUNICATIONS (SCOTLAND) LTD. .....  SCT
UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE...  UK
UNITED ARTISTS COMMUNICATIONS (SOUTH EAST)
  PARTNERSHIP......................................  UK
UNITED ARTISTS COMMUNICATIONS (SOUTH THAMES
  ESTUARY) LTD. ...................................  UK

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY)
  PARTNERSHIP......................................  UK
UNITED ARTISTS COMMUNICATIONS (TYNESIDE) LTD. .....  UK
UNITED ARTISTS COTSWOLDS PARTNERSHIP HOLDINGS,
  L.P. ............................................  CO
UNITED ARTISTS ENTERTAINMENT (PROGRAMMING)
  LIMITED..........................................  UK
UNITED ARTISTS ENTERTAINMENT
  COMPANY..........................................  DE
UNITED ARTISTS ENTERTAINMENT (PROGRAMMING) LTD. ...  UK
UNITED ARTISTS EUROPEAN HOLDINGS LIMITED...........  UK
UNITED ARTISTS HOLDINGS, INC. .....................  DE
UNITED ARTISTS HOLDINGS, LTD. .....................  UK
UNITED ARTISTS INTERNATIONAL, INC. ................  CO
UNITED ARTISTS INVESTMENTS, INC. ..................  CO
UNITED ARTISTS K-1 INVESTMENTS, INC. ..............  CO
UNITED ARTISTS (LEARNING CHANNEL) LIMITED..........  UK
UNITED ARTISTS OPERATOR SERVICES CORPORATION.......  CO
UNITED ARTISTS PAYPHONE CORPORATION................  CO
UNITED ARTISTS PREFERRED INVESTMENT, INC. .........  CO
UNITED ARTISTS PROGRAMME MANAGEMENT LIMITED........  UK
UNITED ARTISTS PROGRAMMING INTERNATIONAL, INC. ....  CO
UNITED ARTISTS PROGRAMMING-EUROPE, INC. ...........  CO
UNITED ARTISTS REPUBLIC INVESTMENTS, INC. .........  CO
UNITED ARTISTS SATELLITE, INC. ....................  CO
UNITED ARTISTS TELECOMMUNICATIONS, INC. ...........  DE
UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP....  CO
UNITED CABLE AD-LINK, INC. ........................  CO
UNITED CABLE ADVERTISING, INC. ....................  CO
UNITED CABLE AND MICROWAVE LTD. ...................  IRELAND
UNITED CABLE ENTERTAINMENT CORPORATION.............  CO
UNITED CABLE INVESTMENT OF BALTIMORE, INC. ........  MD
UNITED CABLE PRODUCTIONS, INC. ....................  CO
UNITED CABLE REALTY CO. OF CALIFORNIA, INC. .......  CO
UNITED CABLE SHOPPING CHANNEL, INC. ...............  CO
UNITED CABLE T.V. OF OAKLAND COUNTY, INC. .........  MI          TCI CABLEVISION OF OAKLAND COUNTY, INC.
UNITED CABLE TELEVISION ACQUISITION CORPORATION....  CO          TCI OF COLORADO, INC.
UNITED CABLE TELEVISION CORP.
  OF EASTERN CONNECTICUT...........................  CT          TCI CABLEVISION OF CENTRAL CONNECTICUT

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
                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
UNITED CABLE TELEVISION CORPORATION................  DE          TCI CABLE OF THE MIDLANDS
                                                                 TCI CABLEVISION OF HAYWARD
                                                                 TCI CABLEVISION OF TREASURE VALLEY
UNITED CABLE TELEVISION CORPORATION OF MICHIGAN....  MI          TCI CABLEVISION OF WOODHAVEN, INC.
UNITED CABLE TELEVISION CORPORATION OF NORTHERN
  ILLINOIS.........................................  IL          TCI CABLEVISION OF NORTHERN ILLINOIS
UNITED CABLE TELEVISION FINANCING CORPORATION......  CO
UNITED CABLE TELEVISION INVESTMENTS, LTD. .........  CO
UNITED CABLE TELEVISION OF ALAMEDA, INC. ..........  CA          UCT OF ALAMEDA, INC. #2
                                                                 TCI CABLEVISION OF ALAMEDA
UNITED CABLE TELEVISION OF BALDWIN PARK, INC. .....  CO          TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF BALTIMORE LIMITED
  PARTNERSHIP......................................  CO          UNITED ARTISTS CABLE OF BALTIMORE
UNITED CABLE TELEVISION OF BOSSIER CITY, INC. .....  DE          TCI OF LOUISIANA
UNITED CABLE TELEVISION OF CALIFORNIA, INC. .......  CA          TCI CABLEVISION OF CUPERTINO/LOS ALTOS
                                                                 TCI CABLEVISION OF DAVIS
UNITED CABLE TELEVISION OF CHASKA,
  INC. ............................................  CO
UNITED CABLE TELEVISION OF COLORADO, INC. .........  CO          TCI OF COLORADO, INC.
UNITED CABLE TELEVISION OF CUPERTINO, INC. ........  CA          TCI CABLEVISION OF CUPERTINO/LOS ALTOS
UNITED CABLE TELEVISION OF EAST SAN FERNANDO
  VALLEY, LTD. ....................................  CO
UNITED CABLE TELEVISION OF EASTERN SHORE, INC. ....  DE          TCI CABLEVISION OF EASTERN SHORE
UNITED CABLE TELEVISION OF HILLSBOROUGH, INC. .....  CO          TCI CABLEVISION OF HAYWARD
UNITED CABLE TELEVISION OF ILLINOIS VALLEY,
  INC. ............................................  IL          TCI CABLEVISION OF ILLINOIS VALLEY
UNITED CABLE TELEVISION OF JEFFCO, INC. ...........  CO          TCI OF COLORADO, INC.
UNITED CABLE TELEVISION OF LOS ANGELES COUNTY,
  LTD. ............................................  CO
UNITED CABLE TELEVISION OF LOS ANGELES, INC. ......  CA          TCI CABLEVISION OF LOS ANGELES COUNTY
UNITED CABLE TELEVISION OF MID-MICHIGAN, INC. .....  DE          TCI CABLEVISION OF MID-MICHIGAN, INC.
UNITED CABLE TELEVISION OF NORTHERN INDIANA,
  INC. ............................................  DE          TCI OF NORTHERN INDIANA
UNITED CABLE TELEVISION OF OAKLAND COUNTY, LTD. ...  CO
UNITED CABLE TELEVISION OF PICO RIVERA, INC. ......  CO

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
UNITED CABLE TELEVISION OF
  SANTA CRUZ, INC. ................................  CO          TCI CABLEVISION OF SANTA CRUZ COUNTY
UNITED CABLE TELEVISION OF
  SARPY COUNTY, INC. ..............................  NE          TCI CABLE OF THE MIDLANDS
UNITED CABLE TELEVISION OF SCOTTSDALE, INC. .......  AZ          TCI CABLE OF SCOTTSDALE
UNITED CABLE TELEVISION OF SOUTHERN ILLINOIS,
  INC. ............................................  DE          TCI CABLEVISION OF SOUTHERN ILLINOIS
UNITED CABLE TELEVISION OF WESTERN COLORADO,
  INC. ............................................  CO          TCI CABLEVISION OF WESTERN COLORADO, INC.
UNITED CABLE TELEVISION REAL ESTATE CORPORATION....  CO
UNITED CABLE TELEVISION SERVICES CORPORATION.......  OK          TCI CABLEVISION OF CENTRAL CONNECTICUT
UNITED CABLE TELEVISION SERVICES OF COLORADO,
  INC. ............................................  CO
UNITED CABLE TURNER INVESTMENT, INC. ..............  CO
UNITED CABLE VIDEO INVESTMENT, INC. ...............  CO
UNITED CARPHONE CORPORATION........................  CO
UNITED CATV, INC. .................................  MD          TCI CABLEVISION OF ANNAPOLIS
UNITED COMMUNICATIONS INTERNATIONAL................  CO
UNITED CORPORATE COMMUNICATIONS COMPANY............  CO
UNITED ENTERTAINMENT CORPORATION...................  CO
UNITED ENTERTAINMENT NETWORK, INC. ................  NE
UNITED HOCKEY, INC. ...............................  CO
UNITED INTERNATIONAL INVESTMENTS...................  CO
UNITED MICROWAVE CORPORATION.......................  DE
UNITED OF OAKLAND, INC. ...........................  DE          TCI CABLEVISION OF OAKLAND COUNTY, INC.
                                                                 TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
UNITED PAGING CORPORATION..........................  CO
UNITED TRIBUNE PAGING CORPORATION..................  CO
UNITED'S HOME VIDEO CENTERS, INC...................  CO
UPPER VALLEY TELECABLE COMPANY, INC. ..............  ID          TCI CABLEVISION OF IDAHO (UVTC), INC.
VACATIONLAND CABLEVISION, INC. ....................  WI          TCI OF SOUTH CENTRAL WISCONSIN
VALLEY CABLE TV, INC. .............................  TX
VIDEOPOLE..........................................  FRANCE
VIRTUAL I/O, INC. .................................
VISION GROUP INCORPORATED..........................  CO
WALTHAM TELE-COMMUNICATIONS........................  MA          TCI CABLEVISION OF WALTHAM
WALTHAM TELE-COMMUNICATIONS, INC. .................  CO
WASATCH COMMUNITY T.V., INCORPORATED...............  UT
WENTRONICS, INC. ..................................  NM          TCI CABLEVISION OF WESTERN COLORADO, INC.
                                                                 TCI CABLEVISION OF CASPER
                                                                 TCI CABLEVISION OF GALLUP
                                                                 TCI CABLEVISION OF MOAB
WESSEX CABLE LTD. .................................  UK
WESTERN COMMUNITY TV, INC. ........................  MT
WESTERN INFORMATION SYSTEMS, INC. .................  CO          WIS

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
WESTERN NEW YORK CABLE ADVERTISING L.P.............  NY
WESTERN SATELLITE 2, INC. .........................  CO
WESTERN TELE-COMMUNICATIONS, INC. .................  DE
WESTLINK, INC. ....................................  CO
WESTMARC CABLE GROUP, INC. ........................  DE
WESTMARC CABLE HOLDING, INC. ......................  DE          TCI OF CENTRAL MINNESOTA
                                                                 TCI OF NORTHERN IOWA
                                                                 TCI OF NOTHERN MINNESOTA
                                                                 TCI OF THE VALLEY
WESTMARC COMMUNICATIONS OF MINNESOTA, INC. ........  DE          TCI OF CENTRAL MINNESOTA
                                                                 TCI OF SOUTHERN MINNESOTA
WESTMARC COMMUNICATIONS, INC. .....................  NV
WESTMARC DEVELOPMENT II, INC. .....................  CO
WESTMARC DEVELOPMENT III, INC. ....................  CO
WESTMARC DEVELOPMENT IV, INC. .....................  CO
WESTMARC DEVELOPMENT JOINT VENTURE.................  CO          TCI CABLEVISION OF GREATER MICHIGAN, INC.
                                                                 TCI CABLEVISION OF NORTHWESTERN
                                                                   CONNECTICUT
                                                                 TCI CABLEVISION OF CAPE COD
                                                                 TCI CABLEVISION OF NANTUCKET
                                                                 TCI TWIN STATE CABLE TV
                                                                 TCI/TWIN VALLEY CABLE
                                                                 TCI CABLE OF VERMONT
                                                                 MICHIGAN CABLE ADVERTISING
WESTMARC DEVELOPMENT, INC. ........................  CO
WESTMARC REALTY, INC. .............................  CO
WESTWARD CABLES LTD. ..............................  IRELAND
WESTWARD HORIZON LTD. .............................  IRELAND
WINDSOR ALARMS LTD. ...............................  UK
WINDSOR TELEVISION LIMITED.........................  UK
WOODLANDS CABLEVISION ASSOCIATES,
  L.P. ............................................  CO
WTCI UPLINK, INC. .................................  PA
ZING SYSTEMS, L.P. ................................  DE

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
LIBERTY MEDIA CORPORATION                            DE
Affiliated Regional Communications, Ltd. ....   CO             Home Sports Entertainment
                                                               Prime Network
                                                               Prime International
                                                               Prime Sports Network Midwest
                                                               Liberty Sports Network
                                                               Sportscom
American Movie Classics Company..............   NY
Asian Television and Communications
  International, Inc.........................   CO
Cathay Television and Communication
  Company....................................   CO
CCC Sub, Inc.................................   CO
Columbia Associates, L.P.....................   DE
Columbia Cable of Oregon.....................   DE
Command Cable of Eastern Illinois Limited
  Partnershhip...............................   NJ
Community Cable Television...................   WY             TCI Cablevision of West Oakland County
                                                               TCI Cablevison of Southwest Texas
Country Cable II, Inc........................   CO
Country Cable III, Inc.......................   CO
Country Cable Co.............................   CO             SCI Cable Partners
Courtroom Television Network.................   NY             Court TV
Encore Asia Management Corporation...........   Hong Kong
Encore International Corporation.............   CO             EMC Entertainment International, Inc.
Encore Media Corporation.....................   CO             Encore
                                                               Starz!
Encore QE Programming Corp...................   CO
Home Shopping Network, Inc...................   DE             Home Shopping Network
  Cable Call Center, Inc.....................   DE
  Citrus Office Supply, Inc..................   FL
  Home Shopping Club, Inc....................   DE             Home Shopping Club
                                                               Telemation
  Home Shopping Club Outlet of Brandon,
    Inc......................................   DE
  Home Shopping Club Outlet of Clearwater,
    Inc......................................   DE
  Home Shopping Club Outlet of New Port
    Richey, Inc. ............................   DE
  Home Shopping Club Outlet of Orlando,
    Inc......................................   DE
  Home Shopping Club Outlet of South Orlando,
    Inc. ....................................   DE
  Home Shopping Club Outlet of St.
    Petersberg, Inc. ........................   DE
  Home Shopping Club Outlet of Tampa,
    Inc. ....................................   DE
  Home Shopping Club Outlet of West Tampa,
    Inc. ....................................   DE
  Home Shopping Club Outlets, Inc. ..........   DE
  Home Shopping Network Entertainment,
    Inc. ....................................   DE
  Home Shopping Services, Inc. ..............   DE             Home Shopping Services of Delaware, Inc.
  Home Shopping Showcase, Inc. ..............   DE             Innovations in Living
                                                               Home Shopping Services of Delaware, Inc.
  HSN Auto Mart, Inc. .......................   FL

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
  HSN Aviation, Inc. ........................   DE
  HSN Capital Corporation....................   NV
  HSN Cosmetics, Inc. .......................   DE
  HSN Credit Corporation.....................   DE
  HSN Entertainment Events, Inc. ............   DE
  HSN Entertainment Holding Company, Inc. ...   DE
  HSN Entertainment Joint Ventures, Inc. ....   DE             Star Product Group
  HSN Entertainment Joint Ventures II,
    Inc. ....................................   DE             Pacific Media Ventures
  HSN Fulfillment, Inc. .....................   DE
  HSN Fulfillment of Iowa, Inc. .............   DE
  HSN Fulfillment of Nevada, Inc. ...........   DE
  HSN Fulfillment of Virginia, Inc. .........   DE
  HSN Health Assist, Inc. ...................   DE
  HSN Health Services, Inc. .................   DE
  HSN Holdings, Inc. ........................   DE
  HSN Insurance, Inc. .......................   FL
  HSN Lifeway Health Products, Inc. .........   DE             Interactive Merchandising
  HSN Liquidation, Inc. .....................
  HSN Liquidation, Inc. of Florida...........
  HSN Liquidation, Inc. of Iowa..............
  HSN Liquidation, Inc. of Nevada............
  HSN Liquidation, Inc. of Virginia..........
  HSN Mail Order, Inc. ......................   DE             Designer Direct
                                                               Thomas Oak & Sons
                                                               The Ortho-Vent Division, Inc.
                                                               Home Shopping Values
                                                               Heroes Collector's Club
                                                               Private Showing - Jewelry Values by Mail
                                                               HSN Media Merchandise
  HSN Mistix Corporation.....................   DE             HSN Teleseat
  HSN Products, Inc. ........................   DE
  HSN Realty, Inc. ..........................   DE             HSN Realty of Delaware, Inc.
  HSN Redi-Med, Inc. ........................   DE
  HSN Television Shopping Mall, Inc. ........   DE
  HSN Tours, Inc. ...........................   DE             Home Shopping Tours
  HSN Transportation, Inc. ..................   DE
  HSN Travel, Inc. ..........................   DE
  HSN Trucking, Inc. ........................   DE
  MarkeTechs Services, Inc. .................   DE
  National Call Center, Inc. ................   DE
  National Ticket Network, Inc. .............   CO
  Ortho-Vent, Inc. ..........................   DE
  Vela Research, Inc. .......................   DE
  World Rez, Inc. ...........................   DE             Home Shopping Travel
                                                               World Rez Inc. of Delaware
Home Team Sports.............................   DE
Information Highway Programming Services
  Corporation................................   CO

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
Kansas City Cable Partners...................   CO             American Cablevision of Kansas City
                                                               Cable Ads
KBL Sports Network, Inc. ....................   CO
KC TVRO Holding Co. .........................   NY
KRC/CCC Investment Partnership...............   CO
LCNI, Inc. ..................................   DE
Lenfest Communications, Inc. ................   DE
  Atlantic Communications Enterprises........   PA
  Bay Cable Advertising......................   CA
  Cable Adcom................................   PA
  Cable Investment Properties, Inc. .........   DE
  CAH, Inc. .................................   PA
  Garden State Cable TV......................   NJ
  Globenet, Inc. ............................   PA
  L-TCI Associates...........................   DE
  Lencomm, Inc. .............................   CA             Bay Cablevision
  Lenfest Atlantic, Inc. ....................   DE
  Lenfest Australia, Inc. ...................   DE
  Lenfest International, Inc. ...............   DE
  Lenfest Jersey, Inc. ......................   DE
  Lenfest Programming Services, Inc. ........   PA
  Lenfest West, Inc. ........................   CA             Cable Oakland
  Lenfest York, Inc. ........................   DE
  Lennet, Inc. ..............................   PA
  Metronet...................................   PA
  Micronet Atlantic Communications, Inc. ....   DE
  Micronet, Inc. ............................   DE
  Micronet Philadelphia Communications,
    Inc. ....................................   PA
  Mummers Parade Productions.................   PA
  Nustar.....................................   PA
  Philadelphia Cable Advertising.............   PA
  South Jersey Cablevision...................   NJ
  Starnet, Inc. .............................   DE
  Starnet/CEA II.............................   DE
  Starnet Development, Inc. .................   UT
  Starnet Interactive Entertainment Inc. ....   DE
  Stockdale Productions, Inc. ...............   PA
  Suburban Cable TV Co. Inc. ................   PA
  Susquehanna Broadcasting Cable Div. .......   PA
  Telestar Marketing, Inc. ..................   PA
  Video Jukebox Network, Inc. ...............   FL
  Videopole..................................   France
Liberty Cable, Inc. .........................   WY
Liberty Cable of Missouri, Inc. .............   MO
Liberty Cable Partner, Inc. .................   WY
Liberty Capital Corp. .......................   WY
Liberty Command, Inc. .......................   CO
Liberty Court, Inc. .........................   WY
Liberty Evangola, Inc. ......................   WY

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
Liberty HSN, Inc. ...........................   CO
Liberty Holdings, Inc. ......................   WY
Liberty IFE, Inc. ...........................   CO
Liberty Lake, Inc. ..........................   WY
Liberty Michigan, Inc. ......................   DE
Liberty MTC, Inc. ...........................   WY
Liberty of Greenwich, Inc. ..................   CO
Liberty of Paterson, Inc. ...................   NV
Liberty of Paterson II, Inc. ................   CO
Liberty QVC, Inc. ...........................   CO
Liberty of South Dakota, Inc. ...............   CO
Liberty Program Investments, Inc. ...........   WY
Liberty Program Supply, Inc. ................   WY
Liberty Programming Corporation..............   WY
Liberty Programming Development
  Corporation................................   WY
Liberty Sports, Inc. ........................   CO
Liberty Sports International, BV.............   Netherlands
Liberty Tri-County, Inc. ....................   WY
Liberty VJN, Inc. ...........................   CO
LMC Bay Area Sports, Inc. ...................   CO             SportsChannel Pacific
LMC BET, Inc. ...............................   CO
LMC Cable AdNet, Inc. .......................   PA             Cable AdNet
LMC Cable AdNet II, Inc. ....................   WY
LMC Canada, Inc. ............................   Canada
LMC Chicago Sports, Inc. ....................   WY             SportsChannel Chicago
LMC Classics, Inc. ..........................   NV
LMC Entertainment, Inc. .....................   NV
LMC Information Services, Inc. ..............   NV             X*Press Information Services
LMC International, Inc. .....................   CO
LMC Lenfest, Inc. ...........................   CO
LMC Northwest Cable Sports, Inc. ............   CO             Prime Sports Northwest
LMC of Colorado, Inc. .......................   CO
LMC Regional Sports, Inc. ...................   CO
LMC SatCom, Inc. ............................   GA
LMC Silver King, Inc. .......................   CO
LMC Southeast Sports, Inc. ..................   CO             SportSouth Network
LMC Sunshine, Inc. ..........................   CO             Sunshine Network
LMC Upper Midwest Sports, Inc. ..............   CO             Prime Sports Network -- Upper Midwest
LMC Utah Sports, Inc. I......................   CO             Prime Sports Network -- Intermountain Wes
Mile Hi Cable Partners, LP...................   CO
Mountain Mobile Television Limited Liability
  Company....................................   NV
New Concepts Enterprises, Inc. ..............   NJ
Prime Network Limited Liability Company......   WY             Prime Network and SportsChannel America
Prime Philadelphia Sports Limited Liability
  Company....................................   WY             SportsChannel Philadelphia/PRISM
Prime Sports Network -- Upper Midwest........   MN
Prime Sports Northwest Network...............   DE
Prime SportsChannel Networks Associates......   NY             Prime Network and SportsChannel America

                    SUBSIDIARY                          ORG.                       D/B/A
- ---------------------------------------------------  ----------  -----------------------------------------
QE+ Ltd......................................   CO
QVC Network, Inc.............................   DE
Rocky Mountain Prime Sports Network..........   CO
Royal Communications, Inc....................   CO
Sioux Falls Cable Television.................   SD
Southern Satellite Systems, Inc..............   GA
SportsChannel Chicago Associates.............   NY             SportsChannel Chicago
SportsChannel Pacific Associates.............   NY             SportsChannel Pacific
SportsChannel Prism Associates...............   NY             Prime Network
                                                               SportsChannel America
SportSouth Network, L.P......................   DE
Sunshine Network.............................   FL
TCI TKR Limited Partnership..................   CO
TCI TKR Cable I, Inc. .......................   DE
TCI TKR Cable II, Inc. ......................   DE
TCI TKR Cable III, Inc. .....................   DE
TKR Cable Company............................   CO
TKR Cable Company of Ramapo, Inc. ...........   DE
TKR Cable Company of Warwick, Inc. ..........   DE
TKR Cable Company of Wildwood, Inc. .........   DE
TKR Cable Partners...........................   CO
TV Network Corporation.......................   CO
Upper Midwest Cable Partners.................   MN             Prime Sports Network -- Upper Midwest
US Cable of Allamuchy........................   NJ
US Cable of Evangola, L.P. ..................   NJ
US Cable of Lake County......................   NJ
US Cable of Northern Indiana.................   IN
US Cable of Tri-County, Ltd. ................   NJ
Willamette Cable TV, Inc. ...................   OR
X*Press Electronic Services, Ltd. ...........   CO
X*Press Information Services, Ltd. ..........   CO             X*PRESS EXECUTIVE
                                                               X*PRESS X*CHANGE
                                                               Cable in the Classroom